BULL & BEAR GLOBAL INCOME FUND, INC.

          The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations, or restrictions of such preferences and/or rights. The Corporation will also furnish without charge to each stockholder who so requests a description of the authority of the Corporation's board of directors to set the relative rights and preferences of unissued series of the Corporation's capital stock. Such requests may be made to the Corporation or the transfer agent.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM    -as tenants in common       UNIF GIFT MIN ACT -Custodian
    TEN ENT    -as tenants by the entire-  (Cust)              (Minor)
                ties
    JT TEN     -as joint tenants with
                right of under Uniform
                Gifts to Minors Act
                survivorship and not
                as tenants in common
                                            ___________________________
                                                      (State)

                    Additional abbreviations may also be used though not in the above list.

          For value received, ________________________________________
     hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY
    OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

    __________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE
    __________________________________________________________________________

    __________________________________________________________________________

    __________________________________________________________________ Shares of
    the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

    __________________________________________________________________________
     Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

     Dated:  ________________________


                                   ___________________________________________
                                   Signature
                                    NOTICE:  THE SIGNATURE TO THIS
                                   ASSIGNMENT MUST CORRESPOND WITH THE
                                   NAME AS WRITTEN UPON THE FACE OF THE
                                   CERTIFICATE IN EVERY PARTICULAR,
                                   WITHOUT ALTERATION OR ENLARGEMENT OR
                                   ANY CHANGE WHATEVER.




   COMMON STOCK

        PAR VALUE $.01                                                Shares

   INCORPORATED UNDER THE LAWS
   OF THE STATE OF MARYLAND
                                                             THIS CERTIFICATE
                                                             IS TRANSFERABLE IN
                                                             KANSAS CITY, MO OR
                                                             IN NEW YORK, NY
                                                             CUSIP 119924 10 8
                                                             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                      BULL & BEAR GLOBAL INCOME FUND, INC.

   THIS CERTIFIES THAT



   IS THE OWNER OF

        FULL PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF
   Bull & Bear Global Income Fund, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation and By-Laws of the Corporation, such as from time to time amended, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
       Witness the facsimile seal of the Corporation and the facsimile signa-tures of its duly authorized officers.

        DATED

             SECRETARY                                          CO-PRESIDENT

        COUNTERSIGNED AND REGISTERED

                   TRANSFER AGENT
                   AND REGISTRAR
             AUTHORIZED SIGNATURE